UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12959 Coral Tree Place, Los Angeles, CA	90066-7020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(310) 482-5800

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 16, 2011 Stamps.com Inc. (the "Company") filed a Form 8-K summarizing the matters voted on at its Annual Meeting of Shareholders held on June 15, 2011 and the results of the voting (the “Original Form 8-K”).  This Form 8-K/A is being filed solely to disclose the decision of the Company's Board of Directors regarding the frequency of shareholder advisory votes on the Company's executive compensation and does not otherwise amend, modify or update the disclosures contained in the Original Form 8-K.

In light of the voting results with respect to the frequency of shareholder advisory votes on executive compensation, the Company's Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next vote on the frequency of shareholder advisory votes on the Company's executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

October 25,2011	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer